AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of January 24, 2011, is made and entered into by and between Keyser Resources, Inc., a Nevada corporation (“Keyser”), True American Energy Corporation, a Nevada corporation (“TAEC”), and American Liberty Petroleum Corp., a Nevada corporation (“Parent”).

WITNESSETH:

WHEREAS, Keyser is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, TAEC is a corporation duly organized and existing under the laws of the State of Nevada;

WEHREAS, Parent owns all of the issued and outstanding shares of common stock, $1.00 par value per share, of TAEC (the “TAEC Common Stock”);

WHEREAS, the Board of Directors of Keyser has approved the merger of TAEC with and into Keyser, with Keyser being the surviving corporation, in accordance with the terms and conditions of this Agreement (such merger being hereinafter referred to as the “Merger”);

WHEREAS, Parent and the Board of Directors of TAEC have approved the Merger; and

WHEREAS, after the Merger, the name of the Surviving Corporation shall be “True American Energy Corporation.”

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that TAEC shall be merged with and into Keyser on the terms and conditions hereinafter set forth.

ARTICLE I
MERGER

1.01         The Merger.  Effective at the time the Articles of Merger are accepted for filing in the office of the Secretary of State of Nevada (the “Effective Time”), TAEC shall be merged with and into Keyser in accordance with the Nevada Revised Statutes (“NRS”), and the separate existence of TAEC shall cease and Keyser (hereinafter sometimes referred to as the “Surviving Corporation”) shall continue to exist by virtue of, and shall be governed by, the laws of the State of Nevada.  The Surviving Corporation will change its name to “True American Energy Corporation” at the time of the Merger.

1.02         Closing.  Unless this Agreement is earlier terminated in accordance with Article XIII, the closing of the transaction contemplated by this Agreement will take place as promptly as possible, but no later than the date on which the conditions set forth in Article XII are satisfied or waived, at the office of Parent, or at such time and place as is agreed to by all parties.  The date upon which the closing occurs is referred to herein as the “Closing Date.” On the Closing Date, the parties will file the Articles of Merger as provided in Section 1.01.

ARTICLE II
ARTICLES OF INCORPORATION
OF THE SURVIVING CORPORATION

The Articles of Incorporation of the Surviving Corporation shall be the Amended and Restated Articles of Incorporation of the Surviving Corporation filed with the Secretary of State of Nevada at the Effective Time, unless and until they are further amended as provided by applicable law.  A copy of the Amended and Restated Articles of Incorporation of the Surviving Corporation is attached as Exhibit A.   The Amended and Restated Articles of Incorporation will provide that the Surviving Corporation shall be named “True American Energy Corporation.”

ARTICLE III
BYLAWS OF THE SURVIVING CORPORATION

The Bylaws of Keyser shall be the Bylaws of the Surviving Corporation as in effect immediately prior to the Effective Time without change, unless and until amended or repealed in accordance with applicable law.

ARTICLE IV
EFFECT OF MERGER ON STOCK
OF CONSTITUENT CORPORATIONS

4.01.        Conversion of Securities; Merger Consideration.

(a)          TAEC Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, TAEC or Keyser:

(i)           Merger Consideration. All shares of TAEC Common Stock outstanding immediately prior to the Effective Time, other than TAEC Common Shares held in treasury by TAEC (if any), shall automatically be canceled and extinguished, and each of those shares shall be converted into the right to receive, upon surrender of a certificate or certificates representing such shares, a pro rata share (based on the number of shares of TAEC Common Stock outstanding at the Effective Time) of (A) One Million Six Hundred Forty Seven Thousand One Hundred Forty Two (1,647,142) fully paid and nonassessable shares of Common Stock, $0.001 par value per share, of Keyser (“Keyser Common Stock”) and a Warrant to purchase 123,077 shares of Keyser Common Stock upon the terms and conditions described therein (the “Common Stock Consideration”), and (B) an amount in cash equal to $700,000 (the “Cash Consideration”), payable as provided below.  The Common Stock Consideration and Cash Consideration are sometimes referred to as the “Merger Consideration.”

(ii)         Payment of Cash Consideration.    The Cash Consideration shall be paid by (A) the forgiveness of all unpaid principal and accrued interest under that certain Promissory Note dated November 30, 2010 in the original principal amount of $290,000, executed by Parent and made payable to the order of Keyser and that certain Promissory Note dated January 7, 2011 in the original principal amount of $200,000, executed by Parent and made payable to the order of Keyser (the “ALP Promissory Notes”), and (B) the issuance by Keyser of a new Promissory Note in the original principal amount of $210,000, made payable to the order of Parent (the “Merger Promissory Note”). The Merger Promissory Note shall accrue interest at the rate of five (5) percent per annum, and shall be due and payable in 12 equal installments on or before the end of each of twelve (12) consecutive calendar months beginning on the last day of the month following the Effective Time of the Merger. A form of the Merger Promissory Note is attached hereto as Exhibit B.

(b)          No Further Ownership Rights in TAEC Common Stock. The amounts paid or payable upon the surrender for exchange of TAEC Common Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such TAEC Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of TAEC Common Stock which were outstanding immediately prior to the Effective Time.

(c)          Capital of Keyser.  Each share of common stock of Keyser outstanding immediately prior to the Effective Time shall be automatically converted into and become one share of common stock of the Surviving Corporation.

(d)          Cancellation of Treasury Stock.  All shares of TAEC Common Stock that are owned by TAEC, if any, shall be cancelled and no Merger Consideration shall be delivered in exchange therefor.

4.02        Surrender of Certificates.   Promptly after the Effective Time, Parent shall deliver to Keyser or to such other agent as may be appointed by Keyser, each stock certificate (the “Certificates”) in its possession that, immediately prior to the Effective Time, represented outstanding shares of TAEC Common Stock, all of which shall have been converted into the right to receive the Merger Consideration pursuant to Section 4.01(a)(i). Upon surrender of the Certificates to Keyser or to such other agent, together with such other customary documents as may be reasonably required by Keyser, Parent shall receive, in exchange therefor, the Merger Consideration and the surrendered Certificates shall be cancelled.

4.03        Restrictions on Keyser Common Stock.

(a)          The Keyser Common Stock issuable as Common Stock Consideration:

(i)          at issuance will not be registered under the Securities Act (as hereinafter defined), or the securities laws of any state of the United States;

(ii)        shall be issued in a transaction not involving any public offering within the meaning of the Securities Act, and, accordingly, shall be “restricted securities” within the meaning of Rule 144 under the Securities Act (“Rule 144”), and therefore may not be offered or sold, directly or indirectly, without registration under the Securities Act and any applicable state securities laws or pursuant to an exemption from such registration requirements and applicable state securities laws; and

(iii)        shall not be sold, pledged or otherwise transferred except (x) in another transaction otherwise exempt from registration under the Securities Act in compliance with Rule 144 and in compliance with any applicable state securities laws of the United States or (y) pursuant to another applicable exemption from such registration requirements and applicable state securities laws.

(b)          Each certificate representing Common Stock Consideration shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE 1933 ACT AND ALL SUCH APPLICABLE LAWS OR EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.”

ARTICLE V
CORPORATE EXISTENCE, POWERS AND
LIABILITIES OF SURVIVING CORPORATION

5.01        Corporate Existence.  At the Effective Time, the separate existence of TAEC shall cease and TAEC shall be merged with and into the Surviving Corporation in accordance with the provisions of this Agreement.  Thereafter, the Surviving Corporation shall possess all of the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of TAEC; and all rights, privileges, powers and franchises of TAEC, and all property, real, personal and mixed, and all debts due to each of them on whatever account, as well as stock subscriptions and all other things in action or belonging to TAEC, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter effectually the property of the Surviving Corporation as they were of TAEC, and the title to any real estate, whether by deed or otherwise, vested in TAEC shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of TAEC shall be preserved unimpaired, and all debts, liabilities and duties shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

5.02        Further Assurances.  TAEC agrees that it will execute and deliver (or cause to be executed and delivered) all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of TAEC and otherwise to carry out the intent and purposes of this Agreement.

ARTICLE VI
OFFICERS AND DIRECTORS
OF SURVIVING CORPORATION

At the Effective Time, the officers and directors of Keyser shall become the officers and directors of the Surviving Corporation, and such persons shall hold office in accordance with the Bylaws of the Surviving Corporation or until their respective successors shall have been appointed or elected and qualified.

ARTICLE VII
APPROVAL BY TAEC STOCKHOLDERS;
AMENDMENT; EFFECTIVE TIME

7.01        Approval by Stockholders.   This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of the stockholders of TAEC and of Keyser in accordance with Nevada law. As promptly as practicable after approval of this Agreement by such stockholders in accordance with applicable law, duly authorized officers of Keyser and TAEC shall make and execute an appropriate form of Articles of Merger or other applicable certificates or documentation effecting this Agreement and shall cause such document or documents to be filed with the Secretary of State of Nevada, in accordance with the applicable Nevada law.

7.02        Amendment.   The respective Boards of Directors of Keyser and TAEC may amend this Agreement at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of the Merger by the stockholders of TAEC and Keyser shall not (1) alter or change the manner or basis of exchanging TAEC Common Stock for Merger Consideration, in whole or in part,  or (2) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the stockholders of TAEC or Keyser.

ARTICLE VIII
PAYMENT OF FEES AND FRANCHISE TAXES

The Surviving Corporation shall be responsible for the payment of all fees and franchise taxes of TAEC relating to or required to be paid in connection with the Merger.

ARTICLE IX.
REPRESENTATIONS AND WARRANTIES OF TAEC
AND PARENT

TAEC and Parent, hereby, jointly and severally, represent and warrant to Keyser as follows:

9.01        Due Authorization.  TAEC has all requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder.  This Agreement has been duly executed and delivered by TAEC and constitutes the legal, valid, and binding obligations of TAEC, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, and similar laws and subject to the limitations imposed by law or equitable principles affecting the availability of specific performance, injunctive relief and other equitable remedies.

9.02        No Conflicts or Consents.  The execution and delivery by TAEC of this Agreement, and the performance of its obligations hereunder, do not and will not (a) conflict with, violate or cause a default under any agreement, judgment, license, order or permit applicable to or binding upon TAEC, including without limitation any shareholders agreement, voting agreement, right of first refusal agreement, or similar agreement concerning the TAEC Common Stock, (b) result in the acceleration of any indebtedness owed by TAEC, or (c) result in or require the creation of any lien upon the Shares, or any assets or properties of TAEC.  No consent, approval, authorization or order of, and no notice to or filing with, any tribunal or third party is required in connection with the execution, delivery or performance by TAEC of this Agreement, or the consummation by TAEC of the transactions contemplated hereby.

9.03        Organization and Good Standing.   TAEC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all necessary corporate power and authority to own or lease its assets and to carry on its business as now being conducted.   TAEC has no subsidiaries and no equity interests in any corporation, partnership, joint venture or other entity.

9.04        Capitalization.   TAEC is authorized to issue up to 75,000 shares of common stock, $1.00 par value, 100 shares of which are issued and outstanding.   All outstanding shares of capital stock have been duly authorized and validly issued, are fully paid and non-assessable, are held by Parent (without any encumbrances or rights of assignment to same) and were issued in compliance in all material respects with applicable federal and state laws governing the issuance of securities.  TAEC has (i) no outstanding securities convertible into or exchangeable for any shares of capital stock of TAEC, (ii) no rights, options, warrants, calls or other agreements or commitments of any nature whatsoever relating to the purchase or other acquisition of any shares of its capital stock or securities convertible into or exchangeable for any shares of its capital stock, (iii) no shares of its capital stock reserved for issuance, and (iv) no agreements or other commitments of any nature whatsoever relating to preferential rights or voting rights of any shares of its capital stock or securities convertible into or exchangeable for any shares of its capital stock. Parent owns all of the issued and outstanding shares of TAEC Common Stock.

9.05        Certificate of Incorporation and Bylaws.  The copies of the Certificate of Incorporation and Bylaws of TAEC, and all amendments to each, which have been delivered or made available to Keyser are true, correct and complete as of the date hereof.  Such Certificate of Incorporation and Bylaws are in full force and effect, and TAEC is not in violation or breach of any provisions of the Certificate of Incorporation or Bylaws, each as amended.

9.06        Financial Statements.  The unaudited balance sheet and statement of income for the 2 month period ended November 30th (the “Unaudited Statements”) which have been delivered or made available to Keyser, present fairly and accurately in all material respects the financial position of TAEC as at the dates indicated and the results of its operations for the periods covered thereby.    TAEC does not utilize in its business any assets not reflected in the Balance Sheets.  All properties and assets of TAEC are in the possession and control of TAEC. As of the date hereof, no physical assets of any material value are owned by TAEC.

9.07        No Material Adverse Change.   Since the date of the most recent Unaudited Statements, the business of TAEC has been operated in the ordinary course and substantially consistent with past practice, and there has not been any material and adverse change in the business, assets, financial condition, results of operations, affairs or prospects of TAEC.

9.08        Compliance with Laws.  TAEC has complied with all federal, state, county, local and foreign laws, ordinances, regulations, orders, judgments, injunctions, awards or decrees applicable to it or its business, except to the extent non-compliance would not have a material adverse effect.

9.09        Litigation.  There are no outstanding or unsatisfied orders, judgments, injunctions, stipulations, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving TAEC.  There is no pending, or, to the knowledge of TAEC, any threatened litigation, claim, action, suit, investigation, or judicial, administrative or arbitration proceeding that, if decided adversely, could delay the transactions contemplated hereby or have a material adverse effect upon the transactions contemplated hereby or upon TAEC’s assets, properties, business, operations or financial condition or that would create a material liability of TAEC.

9.10        Employment Matters.  TAEC has no employees.  Alvaro Vollmers is the sole officer and director of TAEC.

9.11        Agreements. The only material agreement to which TAEC is a party or by or to which it or its properties are bound or subject is that certain Option Agreement by and between TAEC, as the successor-in-interest to Oreon Rental Corporation (now known as “American Liberty Petroleum Corp.”) and Desert Discoveries, LLC, a Nevada limited liability company, dated May 11, 2010, as it may have been amended  (the “Option Agreement”), which was contributed to TAEC by Parent pursuant to that certain Contribution Agreement dated January 3, 2011. The Option Agreement is currently in full force and effect and binding upon TAEC and, to the knowledge of TAEC, the other parties thereto, in accordance with its terms.  Neither TAEC nor, to the knowledge of TAEC, any other party to such contract or other agreement is in default thereunder, nor does any condition exist which with notice or lapse of time or both would constitute a default thereunder.  TAEC is not a party to or bound by or subject to any contract or other agreement that, either individually or in the aggregate, materially adversely affects its assets, properties, business, operations or financial condition or which was entered into other than in the ordinary course of business. Except for the approval of Desert Discoveries, LLC pursuant to the Option Agreement, no approval or consent of any person is needed in order that the contracts or other agreements continue in full force and effect following the consummation of the transactions contemplated by this Agreement.

9.12        Real Estate.  TAEC does not own or lease any real property.

9.13        Tangible and Intangible Assets.  TAEC has no tangible or intangible assets other than the Option Agreement.

9.14        No Misrepresentation.   No representation or warranty by TAEC in this Agreement (including any Exhibit hereto) and no statements of TAEC contained in any document, certificate, schedule or other information furnished or to be furnished by or on behalf of TAEC pursuant to this Agreement or in connection with the transactions contemplated hereby or thereby contains or shall contain any untrue statement of material fact or omits or shall omit to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading.

9.15        Update to Representations.  Prior to the close of this transaction, TAEC shall give Keyser immediate notice of the occurrence of any event or the receipt by TAEC of any notice or knowledge, the effect of which would be to make a representation or warranty of TAEC herein untrue or misleading if made on or immediately following the occurrence of such event or the receipt of such notice or knowledge.

ARTICLE X.
REPRESENTATIONS AND WARRANTIES OF PARENT

Parent represents and warrants to Keyser as follows:

10.01      Title to Shares. Parent is the record and beneficial owner and holder of 100 shares of TAEC Common Stock, free and clear of any lien, encumbrance, adverse claim, restriction on sale or transfer preemptive right, limitations on voting rights or option, or any other commitments or rights of any nature to acquire any securities of TAEC from Parent.

10.02       Authority. Parent has all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.  This Agreement has been duly executed and delivered by Parent and constitutes the legal, valid, and binding obligations of Parent, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, and similar laws and subject to the limitations imposed by law or equitable principles affecting the availability of specific performance, injunctive relief and other equitable remedies.

10.03       Investment Representations.  Parent is receiving shares of Keyser Common Stock for investment for Parent’s own account, not on behalf of others and not with a view to sell or otherwise distribute such shares. Parent acknowledges that such shares of Keyser Common Stock have not been registered under the Securities Act or under any state securities laws, and therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws or unless an exemption from registration is available and, as a result, Parent must bear the risk of an investment in Keyser Common Stock for an indefinite period of time. Parent has had an opportunity to obtain and read Keyser’s current and historical filings from the Securities and Exchange Commission (as available on the SEC’s website).  Parent has had an opportunity to ask questions of, and receive answers from, officers of Keyser, concerning Keyser and Keyser’s Common Stock and to obtain any additional information, which Parent reasonably requested and is material to its investment decision.

ARTICLE XI.
REPRESENTATIONS AND WARRANTIES OF KEYSER

Keyser represents and warrants to TAEC and Parent as follows:

11.01       Due Authorization.  Keyser has all requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder.  This Agreement has been duly executed and delivered by Keyser and constitutes the legal, valid, and binding obligations of Keyser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, and similar laws and subject to the limitations imposed by law or equitable principles affecting the availability of specific performance, injunctive relief and other equitable remedies.

11.02       No Conflicts or Consents.  The execution and delivery by Keyser of this Agreement, and the performance of its obligations hereunder, including, without limitation, the transfer of the Common Stock Consideration from Keyser to Parent, do not and will not (a) conflict with, violate or cause a default under any agreement, judgment, license, order or permit applicable to or binding upon Keyser, including without limitation any shareholders agreement, voting agreement, right of first refusal agreement, or similar agreement concerning the Keyser Common Stock, (b) result in the acceleration of any indebtedness owed by Keyser, or (c) result in or require the creation of any lien upon any assets or properties of Keyser.  No consent, approval, authorization or order of, and no notice to or filing with, any tribunal or third party is required in connection with the execution, delivery or performance by Keyser of this Agreement, or the consummation by Keyser of the transactions contemplated hereby.

11.03       Organization and Good Standing.   Keyser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all necessary corporate power and authority to own or lease its assets and to carry on its business as now being conducted and presently proposed to be conducted.  There has been no amendment of Keyser's Certificate of Incorporation or Bylaws that is not reflected in Keyser's filings with the Securities and Exchange Commission ("SEC").  Keyser has no subsidiaries and no equity interests in any corporation, partnership, joint venture or other entity.

11.04       SEC Documents.   Keyser has filed with the SEC all reports, statements, schedules and other documents (collectively, the "SEC Documents") required to be filed by it pursuant to the Securities Act of 1933, as amended from time to time (the “Securities Act”), and the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”).  Since February 3, 2010, all SEC Documents required to be filed were timely filed.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements included in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Except (i) as may be indicated in the notes to the Financial Statements or (ii) in the case of the unaudited interim statements, as permitted by Form 10-Q under the Exchange Act, the Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present in all material respects the financial position of Keyser as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal recurring year-end adjustments and footnotes).  Except as set forth in the Financial Statements filed with the SEC prior to the date hereof, Keyser has no liabilities, whether absolute, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such Financial Statements, (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such Financial Statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of Keyser and (iii) liabilities and obligations incurred in connection with the closing of the transactions contemplated thereby.

11.05       Capitalization.   The capitalization of Keyser (on a fully diluted basis) is as disclosed in the SEC Documents.  All outstanding shares of capital stock have been duly authorized and validly issued, are fully paid and non-assessable, and were issued in compliance in all material respects with applicable federal and state laws governing the issuance of securities.  Except as disclosed in the SEC Documents, Keyser has (i) no outstanding securities convertible into or exchangeable for any shares of capital stock of Keyser, (ii) no rights, options, warrants, calls or other agreements or commitments of any nature whatsoever relating to the purchase or other acquisition of any shares of its capital stock or securities convertible into or exchangeable for any shares of its capital stock, (iii) no shares of its capital stock reserved for issuance, and (iv) no agreements or other commitments of any nature whatsoever relating to preferential rights or voting rights of any shares of its capital stock or securities convertible into or exchangeable for any shares of its capital stock.

11.06       No Material Adverse Change.   Since the date of the most recent SEC Documents, the business of Keyser has been operated in the ordinary course and substantially consistent with past practice, and there has not been any material and adverse change in the business, assets, financial condition, results of operations, affairs or prospects of Keyser.

11.07       No Misrepresentation.   No representation or warranty by Keyser in this Agreement (including any Exhibit or Schedule hereto) and no statements of Keyser contained in any document, certificate, schedule or other information furnished or to be furnished by or on behalf of Keyser pursuant to this Agreement or in connection with the transactions contemplated hereby or thereby contains or shall contain any untrue statement of material fact or omits or shall omit to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading.  Except for the transactions contemplated hereby, no event or circumstance has occurred or exists with respect to Keyser or its business affairs, assets, properties, prospects, operations or financial condition which has not been publicly disclosed, but which, under applicable law, rule or regulation, would be required to be disclosed by Keyser in a registration statement filed on the date hereof by Keyser under the Securities Act with respect to the primary issuance of Keyser's securities.  Keyser has delivered true and complete copies of all documents requested by Purchasers.

11.08       Update to Representations.  Prior to the close of this transaction, Keyser shall give Purchasers immediate notice of the occurrence of any event or the receipt by Keyser of any notice or knowledge, the effect of which would be to make a representation or warranty of Keyser herein untrue or misleading if made on or immediately following the occurrence of such event or the receipt of such notice or knowledge.

ARTICLE XII.
CONDITIONS PRECEDENT

12.01       Conditions Precedent to the Obligation of TAEC and Parent.  All obligations of TAEC and Parent hereunder are subject to the fulfillment and satisfaction of the following conditions on or prior to the Closing Date, any or all of which may be waived in whole or in part by TAEC or Parent, provided that no such waiver shall be effective unless it is set forth in a writing executed by TAEC or Parent:

(a)          Representations and Warranties.  The representations and warranties of Keyser contained in this Agreement (i) that are not qualified by “materiality” or words of similar import shall have been true and correct in all material respects when made and shall be true, correct and complete in all material respects as of the Closing Date with the same force and effect as if made as of the Closing Date and (ii) that are qualified by “materiality” or words of similar import shall have been true, correct and complete when made and shall be true and correct as of the Closing Date.

(b)          Compliance with Agreements and Conditions.  Keyser shall have satisfied or performed and complied with, in all material respects, all of the covenants and agreements and all of the conditions required by this Agreement to be performed or complied with or satisfied by them at or prior to Closing.

(c)          Certifications.  Keyser shall have delivered on the Closing Date:

(i)          A certificate from a responsible officer of Keyser, dated the date of the Closing Date, certifying that Keyser has obtained all requisite approvals to enter into this Agreement, and certifying as to the fulfillment and satisfaction of the conditions specified in Sections 12.01(a) and 12.01(b).

(ii)         A certificate of a responsible officer of Keyser, dated the Closing Date, certifying as to the incumbency and genuineness of the signature of each officer of Keyser executing this Agreement and certifying that attached thereto is a true, correct and complete copy of (A) Keyser’s Certificate of Incorporation or similar document and good standing certificate certified by the Secretary of State of the State of Nevada, each dated a recent date prior to the Closing Date, (B) Keyser’s Bylaws or similar document as in effect on the Closing Date, and (C) resolutions of Keyser’s board of directors approving and authorizing the execution, delivery and performance of this Agreement and that such resolutions have not been modified, rescinded or amended and are in full force and effect.

(d)          Consents.  Other than the filing of the Articles of Merger, Parent, TAEC and Keyser shall have received all requisite consents from any and all public or governmental authorities, bodies or agencies (including without limitation any quasi-governmental agencies or public corporations or self-regulatory bodies) or judicial authority having jurisdiction over the transactions contemplated hereby, or any part hereof, and the consent of Desert Discoveries under the Option Agreement.

(e)          No Material Adverse Change.  There shall have been no material adverse change in the financial condition, results of operations, business or assets of Keyser since the date hereof, and no action shall have been instituted by any governmental authority or person (i) against a party hereto to restrain or prohibit the consummation of the transactions herein or (ii) which could reasonably be expected to have a material adverse effect on Keyser.

12.02      Conditions Precedent to the Obligations of Keyser to Close.  All obligations of Keyser hereunder are subject to the fulfillment and satisfaction of each and every one of the following conditions on or prior to the Closing Date, any or all of which may be waived in whole or in part by Keyser, provided that no such waiver shall be effective unless it is set forth in a writing executed by each of Keyser:

(a)          Representations and Warranties.  The representations and warranties of each of TAEC and Parent contained in this Agreement (i) that are not qualified by “materiality” or words of similar import shall have been true and correct in all material respects when made and shall be true, correct and complete in all material respects as of the Closing Date with the same force and effect as if made as of the Closing Date and (ii) that are qualified by “materiality” or words of similar import shall have been true, correct and complete when made and shall be true and correct as of the Closing Date.

(b)          Compliance with Agreements and Conditions.  TAEC and Parent shall have satisfied or performed and complied with, in all material respects, all of the covenants and agreements and all of the conditions required by this Agreement to be performed or complied with or satisfied by them at or prior to Closing.

(c)          Certifications.  TAEC and/or Parent shall have delivered at the Closing:

(i)          A certificate from a responsible officer of each of TAEC and Parent, dated the date of the Closing Date, certifying that each of TAEC and Parent, as applicable, has obtained all requisite approvals to enter into this Agreement, and certifying as to the fulfillment and satisfaction of the conditions specified in Sections 12.02(a) and 12.02(b).

(ii)         A certificate of a responsible officer of TAEC dated the Closing Date, certifying as to the incumbency and genuineness of the signature of each officer of TAEC executing this Agreement and certifying that attached thereto is a true, correct and complete copy of (A) TAEC’s Certificate of Incorporation or similar document and good standing certificate certified by the Secretary of State of the State of Nevada, each dated a recent date prior to the Closing Date, (B) TAEC’s Bylaws or similar document as in effect on the Closing Date, and (C) resolutions of TAEC’s board of directors approving and authorizing the execution, delivery and performance of this Agreement and that such resolutions have not been modified, rescinded or amended and are in full force and effect.

(iii)        A certificate of a responsible officer of Parent dated the Closing Date, certifying as to the incumbency and genuineness of the signature of each officer of Parent executing this Agreement and certifying that attached thereto is a true, correct and complete copy of (A) Parent’s Certificate of Incorporation or similar document and good standing certificate certified by the Secretary of State of the State of Nevada, each dated a recent date prior to the Closing Date, (B) Parent’s Bylaws or similar document as in effect on the Closing Date, and (C) resolutions of Parent’s board of directors approving and authorizing the execution, delivery and performance of this Agreement and that such resolutions have not been modified, rescinded or amended and are in full force and effect.

(d)          Consents.  Other than the filing of the Articles of Merger, Parent, TAEC and Keyser shall have received all requisite consents from any and all public or governmental authorities, bodies or agencies (including without limitation any quasi-governmental agencies or public corporations or self-regulatory bodies) or judicial authority having jurisdiction over the transactions contemplated hereby, or any part hereof, and the consent of Desert Discoveries under the Option Agreement.

(e)          No Material Adverse Change.  There shall have been no material adverse change in the financial condition, results of operations, business or assets of TAEC since the date hereof, and no action shall have been instituted by any governmental authority or person (i) against a party hereto to restrain or prohibit the consummation of the transactions herein or (ii) which could reasonably be expected to have a material adverse effect on TAEC.

ARTICLE XIII.
TERMINATION OF MERGER

This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, whether before or after stockholder approval of this Agreement, by the consent of the Board of Directors of Keyser and the Board of Directors of TAEC.

ARTICLE XIV.
MISCELLANEOUS PROVISIONS

14.01  Entire Agreement.  This Agreement (including the Exhibits hereto) and the collateral agreements executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the merger and related transactions, and supersede all prior agreements, written or oral, with respect thereto.

14.02  Waivers and Amendments.  This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties.  No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

14.03  Assignment.  This Agreement is not assignable by any party without the prior written consent of the other parties hereto.

14.04  Interpretation.  The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretations of this Agreement. The word “including” (in its various forms) means “including, without limitation.” All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

14.05  Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

14.06  Choice of Law.  THE PARTIES HERETO HEREBY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE APPLY UNDER THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

14.07  Notices.    Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, and shall be deemed given when so delivered personally or sent by facsimile transmission or if mailed, four days after the date of mailing, as follows:

(i)	if to Parent, to:
American Liberty Petroleum Corp.
4900 California Ave., Tower B-120
Bakersfield, CA 93309
Attn: President

(ii)	if toTAEC, to:
True American Energy Corporation
4900 California Ave., Tower B-120
Bakersfield, CA 93309
Attn: President

(iii)	if to Keyser, to:
4900 California Ave., Tower B-120
Bakersfield, CA 93309
Attn: President

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, all as of the day and year first above written.

AMERICAN LIBERTY PETROLEUM CORP.,
a Nevada corporation

By:	/s/ Alvaro Vollmers
Name: Alvaro Vollmers
Title: President

KEYSER RESOURCES, INC.,
a Nevada corporation

By:	/s/ Alvaro Vollmers
Name: Alvaro Vollmers
Title: President

TRUE AMERICAN ENERGY CORPORATION,
a Nevada corporation

By:	/s/ Alvaro Vollmers
Name: Alvaro Vollmers
Title: President

EXHIBIT A

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF
THE SURVIVING CORPORATION

Exhibit A

EXHIBIT B

MERGER PROMISSORY NOTE

Exhibit A